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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 21, 2006

                           R.H. DONNELLEY CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                    1-07155                 13-2740040
(State of other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                   Identification No.)

 1001 WINSTEAD DRIVE, CARY, NC                                     27513
(Address of principal executive                                  (Zip Code)
           offices)

       Registrant's telephone number, including area code: (919) 297-1600

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
              FISCAL YEAR

     On April 21, 2006, the Board of Directors (the "BOARD") of R.H. Donnelley Corporation (the "COMPANY") adopted amended and restated bylaws of the Company (as amended and restated, the "THIRD AMENDED AND RESTATED BYLAWS") to change the vote standard for the election of directors from plurality to a majority of votes cast in uncontested elections. A majority of the votes cast means that the number of shares voted "for" a director must exceed the number of votes cast "against" that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. In addition, if a nominee who already serves as a director is not elected, the director shall offer to tender his or her resignation to the Board. The Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the Committee's recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results. The director who tenders his or her resignation will not participate in the Board's decision. The foregoing description of the Third Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amended and Restated Bylaws, a copy of which is incorporated herein by reference to Exhibit 3.1 hereto. The Third Amended and Restated Bylaws are effective as of April 21, 2006.

ITEM 8.01.    OTHER EVENTS.

     On April 21, 2006, the Board redeemed all of the outstanding preferred stock purchase rights issued pursuant to the Rights Agreement, dated as of October 27, 1998, as amended (the "Rights Agreement"), between the Company and The Bank of New York, as successor rights agent. The record date for the payment of the Redemption Price (as defined in the Rights Agreement) will be May 2, 2006, and the payment of the Redemption Price will be made on or about May 30, 2006.

     A press release relating to the redemption of the rights is attached as
Exhibit 99.1 hereto and incorporated herein by this reference.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

     (a)      Financial Statements of Businesses Acquired:  N/A

     (b)      Pro Forma Financial Information:  N/A

     (c)      Shell Company Transactions:  N/A

     (d)      Exhibits:

              EXHIBIT
              NUMBER         EXHIBIT DESCRIPTION
              ---------      -------------------------------------------------
              3.1            Third Amended and Restated Bylaws
              99.1           Press release, dated April 21, 2006

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        R.H. DONNELLEY CORPORATION

                                        By:    /s/ Robert J. Bush
                                               ---------------------------------
                                        Name:  Robert J. Bush
                                        Title: Vice President, General Counsel
                                                & Corporate Secretary

Date:  April 21, 2006

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                                  EXHIBIT INDEX

Exhibit No.       Exhibit Description
--------------    ----------------------------------------------------
3.1               Third Amended and Restated Bylaws
99.1              Press release, dated April 21, 2006

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